                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                        October 15, 2001
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                   (Exact name of registrant as specified in its charter)

         Colorado                      0-11730                   84-0189377
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
   of incorporation)                                        (Identification No.)

   7001 Seaview Avenue, Suite 210, Seattle, Washington           98117
        (Address of principal executive offices)               (Zip Code)

                                (206) 297-6151
                    (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

      Each share of Cognigen Networks,  Inc.'s outstanding common stock was reverse split on a one-for-eight  basis effective for  shareholders of record as of 4:01 P.M.,  Eastern Time,
October 15, 2001.  In the event the reverse split  results in a fractional  share,  the same shall be rounded up to the nearest whole share.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired

                  None

      (b)   Pro Forma Financial Information

                  None

      (c)   Exhibits

                  Exhibit 3   Articles of  Amendment  to the  Articles of  Incorporation  of
                              Cognigen Networks,  Inc. dated October 9, 2001, filed with the
                              Colorado Secretary of State on October 15, 2001.

                                         SIGNATURES

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.

Dated:  October 15, 2001                  COGNIGEN NETWORKS, INC.

                                    By:   /s/  David L. Jackson
                                          David L. Jackson
                                          Senior Vice President of Corporate and
                                          Public Affairs and Secretary

                                                                    EXHIBIT 3
                                   ARTICLES OF AMENDMENT
                                           TO THE
                                 ARTICLES OF INCORPORATION
                                             OF
                                  COGNIGEN NETWORKS, INC.

       Pursuant to the provisions of the Colorado Business  Corporation Act, the undersigned corporation  ("Corporation")  adopts the following  Articles of Amendment to its Articles of
Incorporation:

       FIRST:  The name of the Corporation is Cognigen Networks, Inc.

       SECOND:  The following  amendment to the Articles of  Incorporation  was duly adopted by the  directors on September  12, 2001,  and by the  shareholders  on March 15, 2001.  The number of votes cast for the amendment by each voting group  entitled to vote  separately on the amendment was sufficient for approval by that voting group.

       Each share of the  Company's  outstanding  common  stock shall be reverse  split on a one-for eight basis  effective  for  shareholders  of record as of 4:01 P.M.,  Eastern Time,
October 15, 2001.

       In the event the reverse split shall result in a fractional  share, the same shall be rounded up to the nearest whole share.

Dated:  October 9, 2001
                                     COGNIGEN NETWORKS, INC.,
                                     a Colorado corporation

                                     By:  /s/ David L. Jackson
                                          David L. Jackson, Secretary